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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 2-73650, 33-50786, 333-24703, 333-50005, 333-50827,
333-89453, 333-48420, 333-44496, and 333-48418) and Form S-3 (No. 33-53387) of
H.B. Fuller Company of our report dated January 15, 2002 relating to the consolidated financial statements, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 1, 2002